Exhibit 4.1

Exhibit 4.1

COVER SHEET PAGES (Including this sheet): Friday, April 17, 2026 9:21:42 AM3 Fervo Energy Company Phone: Fax: Latham & Watkins LLP 300 Colorado St, Ste 2400 Austin, TX 78701 Phone: Fax: (737) 910-7379Nicholas Blake, Esq. Fidelity Stock Transfer Solutions LLC 1800 S. West Temple, Ste 301 Salt Lake City, UT 84115 Phone: Fax: (617) 563-5800 DESCRIPTION: Common Stock Specimen PDF Certificates Blue Borders - Numbered: To REMARKS: PLEASE PROOFREAD AND ADVISE US ACCORDINGLY. First Proof: Please Proofread and advise us accordingly Transmittal sent by: Brian Thank You Printing will not proceed without signed authorization - please return via fax or mail AUTHORIZED SIGNATURE: ____________________________________________ DATE: _______________ Please print name below line: AUTHORIZATION TO PRINT - PROOFS ARE NOW APPROVED FOR PRINTING THIS MATERIAL HAS NOT BEEN PROOFREAD In view of recent judicial decisions holding certain typesetting companies responsible for the accuracy of typeset material if even a perfunctory proofreading service, paid or unpaid, has been provided by that typesetting company, Columbia Financial Printing Corp., PERFORMS NO PROOFREADING SERVICE ON ANY MATERIAL PASSING THROUGH ITS TYPESETTING FACILITY. THERE ARE POSITIVELY NO EXCEPTIONS TO THIS POLICY. To Omit Ghost - Red Eagle in background please check this box: (Does not show on proof) 102406Fidelity-1.ind-2
BER SHARES COUNTERSIGNED AND REGISTERED FIDELITY STOCK TRANSFER SOLUTIONS LLC (Boston, Massachusetts) TRANSFER AGENT AND REGISTRAR BY: AUTHORIZED SIGNATURE DATED: INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE CUSIP 31556C 10 6 SEE REVERSE FOR CERTAIN DEFINITIONS This Certifies That: is the owner of C O M M ON S T O C K TREASURER PRESIDENT FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $0.0001 PAR VALUE EACH OF Fervo Energy Company transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. PROOF PROOF PROOF PROOF PROOF PROOF PROOF PROOF

Exhibit 4.1
COLUMBIA PRINTING SERVICES, LLC - www.stockinformation.com The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common UNIF GIFT MIN ACT - ....................Custodian.................... TEN ENT - as tenants by the entireties (Cust) (Minor) JT TEN - as joint tenants with right of under Uniform Gifts to Minors survivorship and not as tenants Act ................................................... in common (State) Additional abbreviations may also be used though not in the above list. For Value Received, hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) Shares of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Dated NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. Signature(s) Guaranteed By The Signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved Signature Guarantee Medallion Program), pursuant to SEC Rule 17Ad-15. THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY, IF ANY, OF THE BOARD TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT NAMED ON THIS CERTIFICATE.